Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Sensata Technologies B.V. (the “Company”) for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned chief executive officer and chief financial officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ THOMAS WROE	/S/ JEFFREY COTE
Thomas Wroe	Jeffrey Cote
Chief Executive Officer	Chief Financial Officer

Date: February 17, 2009	Date: February 17, 2009